                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    November 10, 2004
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                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                              333-116820-02             13-3416059
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(State or Other Jurisdiction            (Commission            (IRS Employer
of Incorporation)                       File Number)        Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                            10080
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On November 10, 2004, a pooling and servicing agreement dated as of
November 1, 2004 (the "Pooling and Servicing Agreement"), was entered into by and among Merrill Lynch Mortgage Investors, Inc. as depositor (the
"Registrant"), Midland Loan Services Inc. as master servicer, J.E. Robert
Company Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Merrill Lynch Mortgage Trust 2004-BPC1 (the "Merrill Lynch Mortgage
Trust 2004-BPC1"), Commercial Mortgage Pass-Through Certificates, Series
2004-BPC1 (the "Certificates"). Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-1A, Class AJ,
Class B, Class C and Class D (collectively, the "Publicly-Offered Certificates")
were registered under the Registrant's registration statement on Form S-3
(Registration No. 333-116820). The Publicly-Offered Certificates were sold to
Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Banc of
America Securities LLC, PNC Capital Markets, Inc., IXIS Securities North America
Inc. (formerly known as Caisse Des Depots Securities Inc., doing business as CDC
Securities) and J.P. Morgan Securities Inc. (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of November 2, 2004 (the
"Underwriting Agreement"), between the Registrant and Merrill Lynch for itself and as representative of the other Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of November 2,
2004 (the "MLML Mortgage Loan Purchase Agreement"). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "Bank of America
Mortgage Loans") were acquired by the Registrant from Bank of America, N.A.
("Bank of America") as seller pursuant to a mortgage loan purchase agreement dated as of November 2, 2004 (the "Bank of America Mortgage Loan Purchase
Agreement"). Certain other of the mortgage loans backing the Publicly-Offered
Certificates (the "PNC Mortgage Loans") were acquired by the Registrant from PNC
Bank, National Association ("PNC") as seller pursuant to a mortgage loan purchase agreement dated as of November 2, 2004 (the "PNC Mortgage Loan Purchase
Agreement"). The remaining mortgage loans backing the Publicly-Offered
Certificates (the "IXIS Mortgage Loans"; the MLML Mortgage Loans, the Bank of
America Mortgage Loans, the PNC Mortgage Loans and the IXIS Mortgage Loans,
collectively, the "Mortgage Loans") were acquired by the Registrant from IXIS
Real Estate Capital Inc. ("IXIS") as seller pursuant to a mortgage loan purchase agreement dated as of November 2, 2004 (the "IXIS Mortgage Loan Purchase
Agreement"; the MLML Mortgage Loan Purchase Agreement, the Bank of America
Mortgage Loan Purchase Agreement, the PNC Mortgage Loan Purchase Agreement and
the IXIS Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan
Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller--MLML, Bank of America, PNC or IXIS, as the case may be -- to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

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         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on November 8, 2004 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the
Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-116820-02, for the Merrill Lynch Mortgage Trust 2004-BPC1,
and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the Merrill Lynch Mortgage Trust 2004-BPC1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 15, 2004

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                    By: /s/ George H. Kok
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                                    Name:  George H. Kok
                                    Title: Senior Vice President

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